EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, John S. Buchanan, Chief Financial Officer of Accredited Home Lenders Holding Co. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)  the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 15, 2003	By:	/s/ JOHN S. BUCHANAN
John S. Buchanan Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Accredited Home Lenders Holding Co. and will be retained by Accredited Home Lenders Holding Co. and furnished to the Securities and Exchange Commission or its staff upon request.

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